



MOLECULIN









Corporate Presentation
May 2023







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

Investment Highlights


Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Portfolio with Focus

Annamycin first and foremost. Two additional portfolios (STAT-3 inhibitors – WP1066 - and antimetabolites – WP1122) provide multiple shots on goal, with all three technologies completing Phase 1 studies[1], four ongoing or potential Phase 2 studies capable of producing human data in the near future

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators with externally funded preclinical and clinical programs

1. Clinical research reports being drafted or finalized

Priority Development Pipeline

PROGRAM	INDICATION	PRECLINICAL / PHASE 1 / PHASE 2	UPCOMING MILESTONES
Annamycin	Soft Tissue Sarcoma Lung Mets	US – 3-Week Dosing *	Phase 1b completed in Q2 2022; Phase 2 dosing started; interim data with quarterly updates
		EU – Alternate Dosing	Commenced Phase 1b/2 study in Poland Q3 2022; interim data with quarterly updates
	Acute Myeloid Leukemia	EU – Single Agent	Announced reaching RP2D and preliminary efficacy data; CSR drafted; pivoting to combo trial below
		EU – Combination (Ara-C) *	Completed first cohort in Phase 1b portion; opened/began dosing second cohort with the Annamycin dose being increased
WP1122	GBM, Other Tumors	UK – HV P1	Phase 1a study concluded; ongoing effort to identify partner to fund further advancement of program in oncology and virology
WP1066	Pediatric Brain Tumors, Including DPIG	Externally Funded	Treatment of final Phase 1 patient; Topline results from Phase 1 expected H2 2023

MOLECULIN

* Focus of Time and Cash Moving Forward

Additional Development Pipeline

Additional Follow-on Opportunities Provide Potential for Significant Upside

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Liver Mets/Pancreatic	Externally Funded			IND/CTA targeted for 2022 for one of these indications – targeting external funding for future trials
WP1066	Malignant Glioma	Externally Funded			Open US IND; Evaluating strategic partnerships to conduct Phase 1 study; Improving formulation*
WP1066 + Radiation	GBM	Externally Funded			Initiation of Phase 1/2 study targeted 2023; Discussions with academic center ongoing
WP1220	CTCL		Externally Funded		Seeking strategic partner
WP1122	GBM/Pancreatic	Externally Funded			Plan to initiate externally funded clinical study; MTD will be supported by UK Phase 1 study
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	Externally Funded			Report preliminary findings of NIH-funded animal testing of WP1096 in the Tacaribe Arenavirus in 2023

MOLECULIN

* Focus of Time and Cash Moving Forward

Management Team with Proven Executional Expertise



Walter Klemp
Chairman, President & Chief Executive Officer



Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products



Don Picker, PhD
Chief Scientific Officer



Paul Waymack, MD, SCD
Senior Chief Medical Officer



Robert Shepard, MD, FACP
Medical Advisor



Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

MOLECULIN

Leveraging the Brightest Scientific Minds



Waldemar Priebe, PhD
The University of Texas MD Anderson Cancer Center

PANCREATIC



James Abbruzzese, MD
Dana-Farber Cancer Institute
Duke University School of Medicine

HEMATOLOGY



Marty Tallman, MD
Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD
The New England Journal of Medicine
Georgia Cancer Center, Augusta University

VIROLOGY



Richard Whitley, MD
NIH National Institute of Allergy and Infectious Diseases



Hongbo Zhai, MD
UCSF

Annamycin: Potential to Be an Effective Treatment Across Multiple Oncology Indications

Clinical Highlights

Demonstrated 60% ORR in Phase 1 in TST; Phase 1b portion commenced

Announced RP2D and efficacy of 80% ORR in last cohort of single agent AML trial; Received approval in Italy to conduct Phase 1/2; first patient treated in the first quarter of 2023

Regulatory Highlights

Orphan Drug Designation

Fast Track Status

Opportunity to Expand Into Additional Oncology Indications

Target Indications:

Soft Tissue Sarcoma Lung Mets

- **~130,000** cases worldwide[2]
- **20% to 50%** of sarcomas metastasize to the lungs[2]

Acute Myeloid Leukemia

- **~160,000** cases worldwide[1]
- **~19,940** new cases annually (U.S.)[1]
- **~11,180** deaths annually (U.S.)[1]

MOLECULIN

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607;
2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

Next Generation Anthracycline

Demonstrated to Be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- Organotrophic properties (e.g. >30x greater accumulation in lungs than doxorubicin)
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Unique patent-pending liposomal formulation[5]


% of Mice with Heart Lesions
(10 weekly IV injections; Zou et al, 1995)
100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40


Concentration of Doxorubicin and Annamycin in the Lungs
C_{MAX} ng/ml
30X
Dox
Annamycin

1: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 2: Trevino et al, 2004; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: Patent filed 2020

Ongoing Phase 2 Portion of Phase 1b/2 Trial for Treatment of STS Lung Mets

U.S. Multi-Center, Open-Label, Dose Escalation Study

Demonstrated a Preliminary Response of Stable Disease or Better in 60% (n=10), Defined as Stable Disease (SD) with STS Lung Mets or Better After Two Cycles (~6 weeks)[1]

13 of 28 subjects have been identified, recruited or dosed

10 subjects have been dosed two cycles and received their end of cycle 2 scans
1 subject has received their initial dose and has not received cycle 2 scans

Reached 50% Recruitment of Phase 2 Portion of Study with Interim Data Expected 2023

Preliminary Phase 1b Data Showed No Cardiotoxicity and Demonstrated Clinical Activity[1]

MOLECULIN

1: Data is preliminary. Defined as stable disease (SD) or better. As of November 10, 2022 preliminary demonstrated 15 of 17 subjects measured had SD after two cycles of Annamycin.

Activity of Annamycin in Relapsed or Refractory (R/R) AML

Of the Last 8 Treated Subjects (Combination of MB-105 and MB-106)
4 Had Bone Marrow Blast Percentage Fall to <5%

MB-105: Annamycin Monotherapy - 80% Overall Response Rate (ORR) in the 5 Subjects Treated with RP2D in the Final Cohort

MB-106: Annamycin in Combination with Cytarabine 1 durable CR in First Cohort (n=3) in Phase 1b portion of the trial

Six Clinical Sites in Poland and Italy Have Recently Been Activated

Recently Completed the First Cohort in the Phase 1b Portion of the Study and Have Begun Dosing in Second Cohort

AML Clinical Benefit[1]



22 R/R AML patients treated in both US and EU trials

80% Best overall response rate in 240 mg[2] cohort (including a CRi that qualified for curative BMT)

32 Patients in Moleculin's clinical trials taken above the lifetime maximum anthracycline dose established by FDA

- Up to 1800 mg/m[2] in AML study
- Up to 1500 mg/m[2] in STS study (to date)

100% No cardiotoxicity has been shown in 42 subjects treated to date in Moleculin's clinical trials



1. Based on Moleculin's preliminary clinical data

The Full Annamycin Opportunity

Potential for Significant Upside



13,500
STS Lung Mets
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

Flagship Immune/Transcription Modulator



Expect up to three more externally funded clinically trials in combination with radiation in 2023 in the U.S. and, possibly, in Southeast Asia

Received Orphan Drug Designation for the treatment of brain tumors, as well as Rare Pediatric Disease Designation

Expect to report topline results from investigator-initiated Phase 1 study in pediatric brain tumors in 2023

Received IND clearance from the FDA to conduct a Phase 1 study in Glioblastoma Multiforme (GBM) in adults

Ongoing discussions with multiple academic institutions to initiate investigator-sponsored clinical trials or programs for the treatment of adult and pediatric brain tumors



Metabolism/Glycosylation Inhibitor

Key Highlights

- Prodrug of glucose decoy enables drug-like properties
- Targets glycolysis and glycosylation; limits viral infectivity and replication
- Open IND to initiate Phase 1 for treatment of GBM

Clinical Highlights

- Concluded Phase 1a overlapping SAD and MAD trial with an established safe and tolerable dose
- Single ascending dose (SAD) cohorts 1, 2 and 3 completed, dosing deemed safe and well-tolerated to-date

Planned Next Steps

- Currently evaluating opportunities for investigator-initiated trial for GBM
- Granted Orphan Drug Designation from U.S. FDA for treatment of GBM
- Expect to report preliminary findings from NIH-funded animal testing in Tacaribe Arenavirus



Financial Snapshot
Nasdaq: MBRX

Strong Cash Position Funds Operations Beyond Mid-2024[1]

~$37.3M	~$23M	~29.7M	~245K
Cash Balance[2]	Market Cap[3]	Shares Outstanding[4]	3 Month Avg. Volume[3]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities
2: As of March 31, 2023; 3: As of May 10, 2023; 4: Common stock outstanding as of May 1, 2023

2023: The Year of Validating Data

Annamycin

- AML ✓ — Commence dosing in Phase 1b/2 Ara-C combination study
- AML — Publish CSR for MB-105 Phase 1 results
- AML — MB-106 cohort data
- STS (US) — Phase 2 interim data
- STS (EU) — Phase 1b/2 interim data

WP1122/ WP1096/ WP1066

- Arenaviruses — Results from NIH-funded animal study
- GBM — Potential collaboration
- Pediatric Brain Tumors — Topline results from Phase 1

MOLECULIN

Investment Summary

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Portfolio with Focus

Annamycin first and foremost. Two additional portfolios (STAT-3 inhibitors – WP1066 - and antimetabolites – WP1122) provide multiple shots on goal, with all three technologies completing Phase 1 studies[2], four ongoing or potential Phase 2 studies capable of producing human data in the near future

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators with externally funded preclinical and clinical programs


Advancing growing pipeline with data from multiple clinical studies expected over next 12 months

Sufficient capital to fund operations beyond mid-2024[1]

1: Based on Management's current expectations and planned increase in development activities 2: Clinical research reports being drafted or finalized



NASDAQ: MBRX | moleculin.com

Thank You!

MOLECULIN



Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com